FOUR POINTS BUSINESS PARK







                          MIC Four Points, as Landlord

                                       and

                       SUTTER BIOMEDICAL INC. , as Tenant
                    --------------------------

                                     2-10-88
                                 --------------
                                  Date of Lease

                             BASIC LEASE INFORMATION

                            Four Points Business Park


1.       Lease Date:      February 10         , 1988 .
                    --------------------------    ---

2.       Landlord:  MIC FOUR POINTS, a California limited partnership

3.       Address of Landlord:      c/o      McLachlan Investment Company
                                            9868 Scranton Road, Suite 120
                                            San Diego, California   92121

4.       Tenant:    SUTTER BIOMEDICAL INC.

5.       Address of Tenant:    9425 Chesapeake Drive
                               San Diego, California   92123

6.       Contact:   Charles Cashion         Telephone:  569-4941
                 ---------------------------          ------------

7.       Section 1.1       Building:      9425 Chesapeake Drive
                                    --------------------------------
                           Floor(s):      N/A
                                    --------------------------------
                           Suite No(s):   N/A
                                       -----------------------------

8.       Section 1.3       Parking Spaces:      82
                                          --------------------------

9.       Section 1.4       Rentable Area of Premises:  26,970  Total Square Feet
                                                     ---------

10.      Section 2.1       Term Commencement Date:     Aug. 1, 1988
                                                  -----------------------
                           Term Expiration Date:       Sept. 30, 1998
                                                -------------------------
                           Term:      10 years
                                ----------------------

11.      Section 3.1       Basic Rent (per month): $    See Addendum
                                                   ----------------------

12.      Section 4.1       Building's Share (of Common Expenses:    55   %
                                             for R&D Park)      ---------

13.      Section 4.1.2     Tenant's Share (of Taxes and Operating
                                           Expenses        100%
                                           for building)----------- %

14.      Section 6.1       Use:     Office / R&D
                               ---------------------------

15.      Section 29        Security Deposit:  $   26,970
                                            -------------------

16.      Section 31        Broker:     Glenn Karp
                                  -------------------------
                                       Grubb & Ellis
                                  -------------------------

                                  -------------------------

                                  -------------------------


         The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular Lease section pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.


                LANDLORD                                      TENANT
                --------                                      ------

      MIC FOUR POINTS,                                   SUTTER BIOMEDICAL,
   a  California limited partnership              a   California Corporation
   By:    Signature Illegible                     By: /s/ Charles T. Cashion
      ----------------------------                  --------------------------
     Its:                                           Its:  President
         -------------------------                      ----------------------
   By:                                            By:
      ----------------------------                  --------------------------
     Its:                                           Its:
         -------------------------                      ----------------------

                            FOUR POINTS BUSINESS PARK

                                INDUSTRIAL LEASE


         THIS LEASE is entered into as of February 10, 1988 , by and between MIC FOUR POINTS, a California limited partnership , ("Landlord"), and SUTTER BIOMEDICAL INC. ("Tenant"). In consideration of the mutual covenants and agreements set forth herein, Landlord and Tenant agree as follows:

         1.  Premises.

               1.1 Upon and subject to the terms, covenants, and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the premises described in the Basic Lease Information, located in that certain Building specified in the Basic Lease Information as the Building, included in the business park commonly known as Four Points Business Park, City of San Diego, County of San Diego, State of California, and more particularly described in Exhibit "A" attached hereto (herein called the "Park"), such Premises comprising the area substantially as shown on the floor plan or plans that have been signed by Landlord and Tenant and that are attached hereto as Exhibit "B." The land is leased by Landlord pursuant to a ground lease (the "Ground Lease") dated September 12, 1985 with R.E. Hazard Contracting Co., a California corporation, as "lessor." The party possessing the rights of the "lessor" under the Ground Lease shall hereinafter be referred to as the "Owner." The Premises are leased and shall be used and occupied subject to all terms and conditions of the Ground Lease, any and all existing restrictive covenants, encumbrances, conditions, rights, covenants, easements, restrictions and rights-of-way of record, and other matters of record, if any, applicable zoning and building laws, regulations and codes, and such matters as may be disclosed by inspection or survey. For purposes of this Lease, the phrase "Adjoining Buildings" shall mean all commercial and office buildings and related improvements now or hereafter located in the Park, except for the Building.

               1.2 Tenant shall have the right, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, to the non-exclusive use of all areas and facilities outside the Premises and within the exterior boundary line of the Park that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant, and the other tenants of the Park and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, drives, walkways, roadways, trash areas, and landscaped areas (herein called "Common Areas").

               1.3 Tenant shall have the right, for the benefit of Tenant and its employees, customers, and invitees, to the use of the number of vehicle parking spaces specified in the Basic Lease Information on those portions of the Common Areas designated for parking by Landlord from time to time. Such spaces shall be used by all tenants of the Park on an unassigned basis.

               1.4 As used herein, the term "Rentable Area" shall be computed in accordance with the schedule attached hereto as Exhibit "C."

         2.  Term.

               2.1 The Premises are leased for a term (herein called the "Term") to commence and end on the dates respectively specified in the Basic Lease Information, unless the Term shall sooner terminate as hereinafter provided. If, on or prior to the Term Commencement Date set forth in the Basic Lease Information, Landlord fails to deliver possession of the Premises, either (a) because Landlord's Work (as hereinafter defined in Article 5.1) shall not have been substantially completed, or (b) because a previous occupant is holding over, or (c) because of any other cause or reason beyond the reasonable control of Landlord, the following provisions shall apply: (i) the Term shall not commence on the Term Commencement Date set forth in the Basic Lease Information but shall, instead, commence on a date fixed by Landlord in a notice to Tenant, which notice shall state that the Premises are, or prior to the commencement date fixed in such notice will be, substantially completed and ready for occupancy by Tenant; provided, however, that Landlord may from time to time, by notice to Tenant, change the commencement date fixed in a prior notice; (ii) neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected by such failure to deliver possession, except that the Term shall begin as provided in clause (i) above; (iii) Tenant shall have no claim against Landlord because of Landlord's failure to deliver possession of the Premises on the date originally fixed therefore; and (iv) in no event shall the expiration date of the Term be extended beyond the Term Expiration Date specified in the Basic Lease Information.

               2.2 The dates upon which the Term shall commence and terminate pursuant to this Article 2 are herein called the "Commencement Date" and the "Expiration Date," respectively.

               2.3 Notwithstanding anything to the contrary herein contained, in the event that the Term shall not have commenced on or before such date as shall be one (1) year from the date specified in the Basic Lease Information, then this Lease shall be automatically terminated without any further act of either party hereto and both parties hereto shall be released from all obligations hereunder.

         3.  Rent:  Additional Charges.

               3.1 Tenant shall pay to Landlord during the Term the Basic Rent specified in the Basic Lease Information subject to adjustments as provided in
Section 3.5 below, which sum shall be payable by Tenant in equal consecutive monthly installments on or before the first day of each month, in advance, at the address specified for Landlord in the Basic Lease Information or such other place as Landlord shall designate, without any prior demand therefore and without any deduction or setoff whatsoever. If the Term Commencement Date should occur on a day other than the last day of a calendar month, then the rent for such fractional month shall be prorated on a daily basis based upon a 30-day calendar month.

               3.2 Tenant shall pay to Landlord all charges and other amounts whatsoever as provided in this Lease (herein called "Additional Charges") including, without limitation, any increase in the Basic Rent resulting from the provisions of Article 4. All such amounts and charges shall be payable to Landlord at the place where the Basic Rent is payable. Landlord shall have the same remedies for a default in the payment of Additional Charges as for a default in the payment of Basic Rent.
                                        2                     Initials CTC  DRB

               3.3 Any installment of Basic Rent or any other monies due under this Lease not paid within seven days of the date when due shall bear interest, to the extent enforceable by law, at the rate not exceeding the higher of (i) 5% per annum, or (ii) % per annum plus the rate prevailing on the 25th day of the month preceding the date of execution of this Lease established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 or 13(a) of the Federal Reserve Act as in effect as of that date from the date due and payable until the same shall have been fully paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

               3.4 Tenant hereby acknowledges that the late payment by Tenant to Landlord of Basic Rent or any other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent, or any other sum due from Tenant, shall not be received by Landlord or Landlord's designated agent within seven days after such amount shall be due, Tenant shall pay to Landlord, in addition to the interest provided above, a late charge equal to five percent (5%) of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no way constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any other right or remedy of Landlord resulting from such late payment.

         4.  Additional Charges for Taxes and Operating Expenses.

               4.1 For purposes of this Article 4, the following terms shall have the meanings hereinafter set forth:

                       4.1.1. "Computation Year" shall mean each 12 consecutive month period commencing January 1 of each year during the Term, provided that Landlord, upon notice to Tenant, may change the Computation Year from time to time to any other 12 consecutive month period and, in the event of any such change, Tenant's Share or excess Taxes (as hereinafter defined) shall be equitably adjusted for the Computation Years involved in any such change.

                       4.1.2. "Tenant's Share" shall mean the percentage figure so specified in the Basic Lease Information. Tenant's Share has been computed by dividing the square footage of the Premises by the total square footage of the Building and, in the event that either the square footage of the Premises or the total square footage of the Building is changed, Tenant's Share will be appropriately adjusted, and, as to the Computation Year in which such change occurs, for purposes of this Section 4, Tenant's Share shall be determined on the basis of the number of days during such Computation Year at each such percentage.

                       4.1.3. "Operating Expenses" for the Computation Year is defined as the sum of (i) all "Building Common Expenses" (defined below) incurred for that Computation Year plus (ii) that percentage of "Land Common Expenses" (defined below) for that Computation Year which is equal to the Building's Share, as set forth in the Basic Lease Information.

                       4.1.4. "Building Common Expenses" for the Computation Year is defined as all "Common Expenses" (defined below) incurred for that Computation Year which the Landlord reasonably determines to pertain exclusively to the Building.

                       4.1.5. "Land Common Expenses" for the Computation Year is defined as all Common Expenses incurred for that Computation Year except for Common Expenses which the Landlord reasonably determines pertain exclusively to a single Building located in the Park.

                       4.1.6. "Taxes" shall mean the Building's Share, as set forth in the Basic Lease Information, of all taxes, assessments and charges levied upon or with respect to the Park or any personal property of Landlord used in the operation thereof or Landlord's interest in the Park or such personal property. Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for transit, housing, police, fire or other governmental services or purported benefits to the Park, service payments in lieu of taxes, and any tax, fee or excise on the act of entering into this Lease or any other lease of space in the Park, or on the use of occupancy of the Park or any part thereof, or on the rent payable under any lease or in connection with the business or renting space in the Park that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California, or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for or as an addition to, as a whole or in part, any
                                        3                     Initials CTC  DRB

Taxes, whether or not now customary or in the of the parties on the date of this Lease. Taxes do not include franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for or as an addition to, as a whole or in part, any other tax that would otherwise constitute a tax. Taxes shall also include reasonable legal fees, costs, and disbursements incurred in connection with proceedings to contest, determine or reduce Taxes.

                       4.1.7. "Common Expenses" shall include all direct costs of the operation and maintenance of the Building, the Adjoining Buildings, the Park, Common Areas, and parking areas, including without limitation the following: costs of (1) utilities, (2) supplies, (3) insurance (including public liability, property damage and fire) and extended coverage insurance for the full replacement cost as required by Landlord or its lenders, (4) services of independent contractors, (5) compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance, repair or overhaul of the Building, Adjoining Buildings, Park, Common Areas and parking areas, and equipment, improvements and facilities, including without limitation engineers, janitors, painters, floor waxers, window washers, security and parking personnel and gardeners, (6) management of the Building, Adjoining Buildings, Park, Common Area and parking areas, whether managed by Landlord or an independent contractor (including, without limitation, an amount equal to the fair market value of any on-site manager's office), (7) rental expenses for (or a reasonable depreciation allowance on) personal property used in the maintenance, operation or repair of the Building, Adjoining Buildings, Park, Common Areas and parking areas, (8) the maintenance and repairs described in Paragraph 7 hereof, and (9) any other costs or expenses incurred by Landlord under this Lease and not otherwise reimbursed by tenants of the Building, Adjoining Buildings, Park, Common Areas and parking areas. Common Expenses shall also include the costs of any capital improvements made to the Building, Adjoining Buildings, Park, Common Areas, and parking areas by Landlord that reduce other Common Expenses, or that are required under any governmental law or regulation, such costs to be amortized over such reasonable period as Landlord shall determine at an interest rate the greater of ten percent (10%) per annum or the interest rate paid by Landlord on funds borrowed for the purpose of constructing such capital improvements. Common Expenses shall not include depreciation on the Building or the Adjoining Buildings or equipment therein, interest, executive salaries, advertising or real estate broker's commissions. Common Expenses shall be adjusted to reflect a ninety-five percent (95%) occupancy of the Building and the Adjoining Buildings during any period in which the Building and the Adjoining Buildings are not on the average at least ninety-five percent (95%) occupied. Management fees included in "Common Expenses" are charged at a rate of 5.5% for net leases and 4.5% for gross leases, and these percentages shall be considered a cap for that share of the total that the Tenant shares.

               4.2 Tenant shall pay to Landlord as Additional Charges 1/12th of Tenant's Share of the Taxes for each Computation Year, on or before the first day of each month during such Computation Year, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after Landlord has received the tax bills for any Computation Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Tax Statement") setting forth the amount of Taxes for such Computation Year and Tenant's Share of such Taxes. If the actual Taxes for such Computation Year exceed the estimated Taxes paid by Tenant for such Computation Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Taxes within 15 days after the receipt of Landlord's Tax Statement and, if the total amount paid by Tenant for any such Computation Year shall exceed the actual Taxes for such Computation Year, such excess shall be credited against the next installments of Taxes due from Tenant to Landlord hereunder.

               4.3 Tenant shall pay to Landlord as Additional Charges 1/12th of Tenant's share of the Operating Expenses for each Computation Year, on or before the first day of each month of such Computation Year, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after the expiration of each Computation Year, Landlord shall furnish Tenant with a statement "herein called "Landlord's Expense Statement") setting forth in reasonable detail the Operating Expenses for such Computation Year and Tenant's Share of such Operating Expenses. If the actual Operating Expenses for such Computation Year exceed the estimated Operating Expenses paid by Tenant for such Computation Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual Operating Expense within 15 days after the receipt of Landlord's Expense Statement and, if the total amount paid by Tenant for any such Computation Year shall exceed the actual Operating Expenses for such Computation Year, such excess shall be credited against the next installments of the estimated Operating Expenses due from Tenant to Landlord hereunder.

               4.4 If the Commencement Date shall occur on a date other than the first day of a Computation Year, Tenant's Share of Taxes and Operating Expenses for the Computation Year in which the Commencement Date occurs shall be in the proportion that the number of days from and including the Commencement Date to and including the last day of the Computation Year in which the Commencement Date occurs bears to 365. Similarly, if the Expiration Date shall occur on a date other than the last day of a Computation Year, Tenant's Share of Taxes and Operating Expenses for the Computation Year in which the Expiration Date occurs shall be in the proportion that the number of days from and including the first day of the Computation Year in which the Expiration Date occurs to and including the Expiration Date bears to 365. Notwithstanding the foregoing, Landlord may, pending the determination of the amount of Taxes and Operating Expenses for such partial Computation Year, furnish Tenant with statements of estimated Taxes, estimated Operating Expenses, and Tenant's Share of each thereof for such partial Computation Year. Within 15 days after receipt of such estimated statements Tenant shall remit to Landlord, as Additional Charges, the amount of Tenant's Share of such Taxes and Operating Expenses. After such Taxes and Operating Expenses have been finally determined and Landlord's Tax Statement and Landlord's Expense Statement have been furnished to Tenant pursuant to Sections
4.2 and 4.3 hereof, respectively, and if there shall have been an underpayment of Tenant's Share of Taxes or Operating Expenses, Tenant shall remit the amount of such underpayment to Landlord within 15 days after receipt of such statements and if there shall have been an overpayment, Landlord shall remit the amounts of any such overpayment to Tenant within 15 days after the issuance of such statements.

         5.  Construction of Building, Premises and Common Areas.

               5.1 Prior to the Commencement Date, Landlord will construct the Building and the Premises and perform the work and make the installations in the Premises substantially as set forth in Exhibit "D" attached hereto (such work and installations being herein called "Landlord's Work"). Landlord's obligation to perform Landlord's Work shall not require Landlord to incur overtime costs and expenses and shall be subject to unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of material and supplies, and due to any other cause or event beyond Landlord's reasonable control. Landlord shall, when construction progress so permits, notify Tenant in advance of the approximate date on which Landlord's Work will be substantially completed in
                                        3                     Initials CTC  DRB
accordance with Exhibit "D" and will notify Tenant when Landlord's Work is in fact completed, which latter notice will constitute delivery of possession of the Premises to Tenant. If any dispute shall arise as to whether the Premises are substantially completed and ready for Tenant's occupancy, a certificate furnished by Landlord's architect certifying the date of substantial completion shall be conclusive of the fact and date and shall be binding upon Landlord and Tenant. It is understood and agreed by Tenant that any minor changes from any plans or from said Exhibit "D" that may be necessary during construction of the Park, the Building, the Common Areas or the Premises shall not affect or change this Lease or invalidate same. It is agreed that by occupying the Premises as a tenant, Tenant formally accepts same and acknowledges that the Premises are in the condition called for hereunder. Failure of Landlord to deliver possession of the Premises within the time and in the condition provided for in this Lease will not give rise to any claims for damages by Tenant against Landlord or Landlord's contractor.

               5.2 The manner in which the Common Areas are maintained and operated and the expenditures therefore shall be at the sole discretion of Landlord, and the use of such areas and facilities shall be subject to such rules and regulations as Landlord shall make from time to time. Landlord shall not be responsible for the nonperformance of any such rules and regulations by any other tenant or occupant of the Park.

               5.3 The purpose of attached Exhibit "B" is only to show the approximate location of the Premises in the Building, and such exhibit is not meant to constitute an agreement as to the construction of the Premises, the Rentable Area thereof, or the specific location of the Common Areas or the elements hereof or of the accessways to the Premises or the Park. Landlord hereby reserves the right, at any time and from time to time, to (i) make alterations in or additions to the Park and the Common Areas including, without limitation, changes in the location, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, landscaped areas and walkways, as such changes shall alter or affect the basic configuration and access to Tenant's building without Tenant's prior written approval, except for those changes that are required by Landlord to comply with any laws or ordinances. (ii) close temporatrily any of the Common Areas for maintenance purposes as long as reasonable access to the Premises remains available, (iii) designate property outside the Park to be part of the Common Areas, (iv) add additional buildings and improvements to the Park and Common Areas and (v) use the Common Areas while engaged in making alterations in or additions or repairs to the Park.


         6.  Conduct of Business by Tenant.

               6.1 Tenant shall use and occupy the Premises during the Term of this Lease solely for the use specified in the Basic Lease Information and for no other use or uses without the prior written consent of Landlord.

               6.2 Tenant shall not use or occupy or permit the use or occupancy of the Premises or any part thereof for any use other than the use specifically set forth in Section 6.1, or in any manner that, in Landlord's judgment, would adversely affect or interfere with (i) any services required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Park, (ii) the proper and economical rendition of any such service of (iii) the use or enjoyment of any part of the Park by any other tenant or occupant.

               6.3 The  parking  spaces to be  provided  to Tenant  pursuant  to
Section 1.3 shall be used for parking only by vehicles no larger than full-sized passenger automobiles or pickup trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded or parked in areas other than those designated by Landlord for such activities. If tenant permits or allows any of the prohibited activities described in this Section 6.3, Landlord shall have the right, in addition to all other rights and remedies that it may have under this Lease, to remove or tow away the vehicle involved without prior notice to Tenant, and the cost thereof shall be paid by Tenant to Landlord as Additional Charges within five days after delivery to Tenant of bills therefore.

               6.4 Tenant shall not store any property in the Common Areas without the prior written consent of Landlord. In the event that any unauthorized storage shall occur, Landlord shall have the right, in addition to all other rights and remedies that Landlord may have under this Lease, to remove the property without prior notice to Tenant, and the cost thereof shall be paid by Tenant to Landlord within five days after delivery to Tenant of bills therefore.

               6.5 Tenant shall not do anything or permit anything to be done in or about the Premises that shall (i) invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or the Park or any property located therein, (ii) result in a refusal by fire insurance companies of good standing to insure the Building or the Park or any such property in amounts reasonably satisfactory to Landlord, (iii) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in or about the Premises or
(iv) cause any increase in the fire insurance rates applicable to the Building or property located therein at the beginning of the Term or at any time thereafter. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations and requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and of any similar body that shall hereafter perform the function of such Association.

         7.  Alterations and Tenant's Property.

               7.1 Tenant shall make no structural alterations at any time nor any installations, additions, or improvements (collectively "Alterations") which exceed three thousand dollars ($3,000.00) in or to the premises without Landlords prior written consent, which shall not be unreasonably withheld. All Alterations shall be done at Tenant's expense at such times and in such manner as Landlord may designate and only by such contractors or mechanics as are approved by Landlord, and such approval shall not be unreasonably withheld.

               7.2 All appurtenances, fixtures, improvements, additions and other property attached to or installed in the Premises whether by the Landlord or by or on behalf of Tenant, and whether at Landlord's expense or Tenant's expense, or at the joint expense of the Landlord and Tenant, shall be and remain the property of Landlord. Any furnishings and personal property installed in the Premises that are removable without material damage to the Building or the Premises, whether the property of Tenant or leased by Tenant, are herein sometimes called "Tenant's Property." Any replacements of any property of Landlord, whether made at Tenant's expense or otherwise, shall be and remain the property of Landlord.

               7.3 Any of Tenant's Property remaining on the Premises at the expiration of the Term shall be removed by Tenant at Tenant's cost and expense and Tenant shall, at its cost and expense, repair any damage to the premises in excess of Two Thousand Dollars ($2,000.00) or any damage to the Building caused by such removal. Any of Tenant's Property not removed from the Premises prior to the expiration of the Term shall, at Landlord's option, become the property of Landlord, or Landlord may remove such Tenant's Property and Tenant shall pay to Landlord Landlord's costs of removal within ten days after delivery of a bill therefore.

         8.  Landlord's  Repairs.

               Except for damage or wear and tear resulting from the omission, negligence or willful misconduct of Tenant or any person claiming through or under Tenant, or any of Tenant's employees, suppliers, shippers,
                                        5                     Initials CTC  DRB
customers or invitees, Landlord shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs, and utility installations of the Common Areas. Landlord shall not, however, be obligated to paint he exterior or interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors or plate glass of the Premises. Landlord shall not be liable for, and except as provided in Article 16 hereof there shall be no abatement of Rent with respect to, any injury to or interference with Tenant's business arising from any repair, maintenance, alteration, or improvement in or to (i) any portion of the Park or the Building including the Premises, or (ii) the fixtures, appurtenances, and equipment therein. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

         9.  Tenant's Repairs.

               9.1 Subject to the provisions of Article 8, Tenant, at Tenant's cost and expense, shall make all repairs and replacements, structural and otherwise, as and when Landlord deems necessary to preserve in good working order and condition, the Premises and every part thereof including, without limitation, all plumbing, heating, ventilating, and air conditioning systems, electrical and lighting facilities and equipment with in the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights located within the Premises. At Landlord's option, either Tenant shall procure and maintain, at Tenant's expense, a ventilating and air conditioning system maintenance contract satisfactory to Landlord, or Landlord shall procure and maintain a ventilating and air conditioning system maintenance contract. If Landlord elects to procure and maintain the ventilating and air conditioning system maintenance contract, Tenant shall pay to Landlord from time to time, within 15 days after deliver of a statement therefore, the cost of such contract.

               9.2 All repairs and replacements made by or on behalf of Tenant or any persona claiming through or under Tenant shall be made and performed (i) at Tenant's cost and expense and at such time and in such manner as Landlord may designate, (ii) by contractors or mechanics approved by Landlord, (iii) so that same shall be at least equal in quality, value and utility to the original work or installation and (iv) in accordance with the rules and regulations for the Park adopted by Landlord from time to time and in accordance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises.

        10. Abandonment. Tenant shall not vacate or abandon the Premises at any time during the term of this Lease, and if Tenant shall abandon, vacate or surrender the Premises or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to or otherwise subject to a security interest in favor of Landlord.

        11. Liens. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause such lien to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith, shall be considered Additional Charges and shall be payable by Tenant to Landlord on demand. Landlord shall have the right at all times to post and keep posted on the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmens' liens and Tenant shall give to Landlord at least five business days' prior notice of commencement of any construction on the Premises.

        12.  Assignment and Subletting.

               12.1 Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge, or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises (collectively, "Sublease") or any portion thereof without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld.

               12.2 If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, it shall first give written notice to Landlord of its desire to do so, which notice shall contain (i) the name of the proposed assignee, subtenant or occupant, (ii) the nature of the proposed assignee's subtenant's or occupant's business to be carried on in the Premises, (iii) the terms and provisions of the proposed Assignment or Sublease, and (iv) such financial information as Landlord may reasonably request concerning the proposed assignee, subtenant or occupant. Tenant shall reimburse Landlord for Landlord's reasonable attorneys fees incurred in connection with the processing and documentation of any requested Assignment of this Lease or Sublease of the Premises. Any notice by Tenant to Landlord pursuant to this Section 12.2 of a proposed assignment or sublease shall be accompanied by a payment of $500 as a non-refundable fee to compensate Landlord for its time and the processing of Tenant's request for Landlord's consent.

               12.3 At any time within 10 days after Landlord's receipt of any notice specified in Section 12.2, Landlord may, by written notice to Tenant, elect to (a) take an Assignment of Tenant's leasehold estate specified in Tenant's notice hereunder, or any portion thereof, (b) terminate this Lease as to the portion (including all) of the premises that is specified in Tenant's notice, with a proportionate abatement in the Rent, (c) consent to the Sublease of Assignment, or (d) disapprove the Sublease or Assignment. In the event Landlord elects to Sublease or take an Assignment from Tenant as described in Subsection (a) above, the rent payable by Landlord shall be in the lower of that set forth in Tenant's notice or the Rent payable by Tenant under this Lease at the time of the Assignment or Sublease). In the event Landlord elects any of the options set forth in Subsections (a) or (b) above, with respect to a portion of the Premises, (i) Tenant shall at all times provide reasonable and appropriate access to such portion of the Premises and use of any common facilities and (ii) Landlord shall have the right to use such portion of the Premises for any legal purpose in its sole discretion and the right to further assign or sublease the portion of the Premises subject to Landlord's election without the consent of Tenant. If Landlord consent to the Sublease or Assignment within said 60-day period, Tenant may thereafter, within 90 days after Landlord's consent but not later than the expiration of said 90 days, enter into such Assignment or Sublease of the Premises or portion thereof upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to Section 12.2.

               12.4 No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to the performed by Tenant under this Lease whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's
                                        6                     Initials CTC  DRB
prior written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with Article 12 shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of Rent or Additional Charges by Landlord from a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease.

               12.5 Any sale or other transfer, including transfer by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interest in Tenant, if Tenant is a partnership, shall be an Assignment for purposes of this Article 12. As used in this Section 12.5, the Term "Tenant" shall also mean any entity that has guaranteed Tenant's obligations under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership interest of said guarantor.

               12.6 Each assignee, sublessee or other transferee other than Landlord shall assume, as provided in this Section 12.6, all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent and Additional Charges and for the performance of all of the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee, sublessee or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord consistent with the requirements of this Section 12.6, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

               12.7 Landlord and Tenant acknowledge that the foregoing provisions concerning assignment and subletting, including without limitation Landlord's right to withhold its consent to any proposed assignment or sublease
(i) are critical to Landlord's determination to enter into this Lease, and (ii) have bee included in this Lease as a result of specific negotiation between the Landlord and Tenant.

        13. Compliance with Laws. Tenant, at Tenant's cost and expense, shall comply with all laws, orders and regulations of federal, state, county, and municipal authorities and with all directions, pursuant to law, of all public officers, that shall impose any duty upon Landlord or Tenant with respect to the Premises or the use or occupancy thereof, except that Tenant shall not be required to make any structural alterations in order to comply unless such Alterations shall be necessitated or occasioned, as a whole or in part, by the act, omission, or negligence of Tenant or any person claiming through or under Tenant or any of their employees, supplies, shippers, customers, or invitees, or by the use of occupancy or manner of use or occupancy of the Premises by Tenant or any such person. Any work or installation made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to the provisions of this Article 13 shall be made in conformity with, and subject to the provisions of, Section 9.2.

        14.  Subordination and Attornment.

               14.1 At Landlord's option, this Lease shall be subordinated to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Land, the Building, the Premises, or any part thereof, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements, and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. In the event of (i) the termination of any ground lease upon the Land, or (ii) any foreclosure, transfer in lieu of foreclosure or exercise of power of sale under any mortgage or deed of trust upon the Land, and on each such event Tenant shall, at the request of the party acquiring the interests of Landlord under this Lease following such event, attorn to such party and recognize such party as the Landlord under this Lease. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

               14.2 Tenant agrees to execute any documents required to effectuate an attornment or a subordination, or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, in accordance with the provisions of Section 14.1 above. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder and without further notice to Tenant or, at Landlord's option, Landlord shall execute such document on behalf of Tenant as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such documents in accordance with this Section 14.2.

        15. Inability to Perform. If, by reason of the occurrence of any of the unavoidable delay specified in Section 5.1, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this Lease or of any collateral instrument, or is unable to perform or make or is delayed in performing or making any installations, repairs, alterations, additions or improvements, whether required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill or is delayed in fulfilling any of Landlord's other obligations under this Lease or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction, as a whole or in part, or entitle Tenant to any abatement of diminution of Rent or Additional Charges, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant or by reason of injury to or interruption of Tenant's business, or otherwise. Tenant hereby waives and releases its right to terminate this Lease under Section 1932 (1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

        16.  Destruction.

               16.1 If the Premises shall be damaged by fire or other casualty insured against by Landlord's fire and extended coverage insurance policy covering the Building, and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage; provided, however, that Landlord shall have no obligation to repair any damage to or to replace Tenant's property, Alterations, or any other property or effects of Tenant. Except as otherwise provided in this Article 16, if the entire Premises shall be rendered untenantable by reason of any such damage, Rent and Additional Charges shall abate for the period from the date of such damage to the date when such damage to the Premises shall have been repaired, and if only a part of the Premises shall be rendered untenantable, Rent and Additional Charges shall abate for the period in the proportion that the area of the part of the Premises so rendered untenantable bears to the total area of the Premises; provided, however, if prior to the date when all of such damage shall have been repaired, any part of the Premises so damaged
                                        7                      Initials CTC DRB
shall be rendered tenantable or shall be used or occupied by Tenant or any person or person claiming through or under Tenant, then the amount by which Rent and Additional Charges shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired.

               16.2 Notwithstanding the provisions of Section 16.1, if, prior to or during the Term, (1) the Premises shall be totally damaged or rendered wholly untenantable by fire or other casualty, and if Landlord shall decide not to restore the Premises, or (ii) the Building shall be so damaged by fire or other casualty that, in Landlord's opinion, have been damaged or rendered untenantable, then, in any of such events, Landlord at Landlord's option, may give to Tenant within 90 days after such fire or other casualty 30 days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall terminate upon the expiration of such 30 days with the same effect as if the date of expiration of such 30 days were the Expiration Date; and Rent and Additional Charges shall be apportioned as of such date, and any prepaid portion of Rent or Additional Charges for any period after such date shall be refunded by Landlord to Tenant.

               16.3 Landlord and Tenant shall each obtain from their respective insurers under all policies of fire, theft, public liability, workers' compensation and other insurance maintained by either of them at any time during the Term insuring or covering the Building, the Park or any portion thereof or operations therein, a waiver of all rights of subrogation that the insurer of one party might otherwise, if at all, have against the other party, and Landlord and Tenant shall each indemnify and defend the other party against and hold the other party harmless from any and all loss, cost, damage, liability or expense, including reasonable attorneys fees, resulting from the failure to obtain such waiver.

               16.4 Except to the extent expressly provided in Section 16.3, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers that Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises of the Building by fire or other casualty.

               16.5 Notwithstanding the provisions of Section 16.1, if any such damage is due to the fault or neglect of Tenant, any person claiming through or under Tenant or any of their employees, suppliers, shippers, customers or invitees, then there shall be no abatement of Rent or Additional Charges by reason of such damage, unless Landlord is reimbursed for such abatement of Rent or Additional Charges pursuant to any rental insurance policies that Landlord may, in its sole discretion, elect to carry.

               16.6 The provisions of this Lease, including this Article 16, constitute an express agreement between Landlord and Tenant with respect to any and all damages to, or destruction of, all or any part of the Premises, the Building or any other portion of the Park and any statute or regulation of the State of California including, without limitation, Sections 1932 (2) and 1933(4) of the California Civil Code with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties and any similar statute or regulation now or hereafter in effect shall have no application to this Lease or to any damage to or destruction of all or any part of the Premises, the Building or any other portion of the Park.

        17.  Eminent Domain.

               17.1 If all of the Premises is condemned or taken in any manner for public or quasi-public use including, but not limited to, a conveyance or assignment in lieu of a condemnation or other taking, this Lease shall automatically terminate as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or other taking. If a part of the Premises is so condemned or taken, this Lease shall automatically terminate as to the portion of the Premises so taken as of the earlier of the date of the vesting of the title or the date of dispossession of Tenant as a result of such condemnation or taking. If such portion of the Building or Park is condemned or otherwise taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking by written notice to Tenant within 60 days following notice to Landlord of the date on which said vesting or dispossession will occur. I such portion of the Premises is taken so as to render the remaining portion untenantable and unusable by Tenant, this Lease may be terminated by Tenant as of the earlier of the date of the vesting of title or the date of dispossession of Tenant as a result of such condemnation or taking by written notice to Landlord within 60 days following notice to Tenant of the date on which said vesting or dispossession will occur.

               17.2  Landlord  shall  be  entitled  to the  entire  award in any condemnation proceeding or other proceeding (for taking for public or quasi-public use) including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking together with any and all rights of Tenant now or hereafter arising in or to same or any part thereof; provide,d however, that nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord any award made to Tenant specifically for its relocation expenses, the taking of personal property and fixtures belonging to Tenant or the interruption of or damage of Tenant's business.

               17.3 In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises, the Rent and Additional Charges shall abate in proportion to the portion of the Premises taken by such condemnation or other taking.

               17.4 If all or any portion of the Premises is condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform terms, conditions, and covenants of this Lease; provided, however, that Rent and Additional Charges shall abate during such limited period in proportion to the portion of the Premises that is rendered untenantable and unusable as a result of such condemnation or other taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking.

        18.  Utilities.

               18.1 Tenant shall pay for all water, gas, heat, light, power, telephone, and other utilities and services supplied for the Premises together with any taxes thereon. If any such services are not separately metered to the Premises, Tenant shall pay, at Landlord's option, either Tenant's Share or a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises in the Building. Landlord makes no representation with respect to the adequacy or fitness of the air conditioning or ventilation equipment in the Building to maintain temperatures that may be required for, or because of, any equipment of Tenant other than normal fractional horsepower office equipment, and Landlord shall have no liability for loss or damage in connection therewith.
                                        8                      Initials CTC DRB

                  18.2 In the event any governmental entity promulgates or revises any statute, ordinance or building, fire or other code or imposes mandatory or voluntary controls or guidelines on Landlord or the Park or any part thereof, relating to the use of conservation of energy, water, gas, light or electricity, or the reduction of automobile or other emissions, or the provision of any other utility or service provided with respect to this Lease, or in the event Landlord is required or elects to make alterations to the Building or any other part of the Park in order to comply with such mandatory or voluntary controls or guidelines or Landlord may, in its sole discretion, make such alterations to the Building or any other part of the Park related thereto. Such compliance and the making of such alterations shall in no event entitle Tenant to any damages, relieve Tenant of the obligation to pay the full Rent and Additional Charges reserved hereunder or constitute or be construed as a constructive or other eviction of Tenant.

        19.  Default.


               19.1 The failure of Tenant to perform or honor any covenant, condition or representation made under this Lease shall constitute a default, hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of ten (10) days from the date of written notice from Landlord within which to cure any default in te payment of Rent or Additional Charges. Tenant shall have a period of ten days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that with respect to any default other than the payment of Rent or Additional Charges that cannot reasonably be cured within ten days, the default shall not e deemed to be uncured if Tenant commences to cure within ten days from Landlord's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time.

               19.2 Upon the occurrence of a default by Tenant that is not cured by Tenant within the grace periods specified in Section 19.1 hereof, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity.

                       19.2.1 The rights and remedies provided by California Civil Code Section 1951.2, including but not limited to, the right to terminate Tenant's right to possession of the Premises and to recover the worth at the time of award of the amount by which the unpaid Rent and Additional Charges for the balance of the Term after the time of award exceed the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to Subsection (b) of said Section 1951.2.

                       19.2.2 The rights and remedies provided by California Civil Code Section 1951.4 which allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease including the right to recover Rent and Additional Charges as they become due, for as long as Landlord does not terminate Tenant's right to possession; provided, however, if Landlord elects to exercise its remedies described in this Subsection 19.2.2 and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an Assignment of this Lease or a Sublease of the Premises at such time as Tenant is in default, Landlord shall not unreasonably withhold its consent to such Assignment or Sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

                       19.2.3 The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

                       19.2.4 The right and power, as attorney-in-fact for Tenant, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations in and repairs to the Premises. Upon each such subletting, (i) Tenant shall be immediately liable for payment to Landlord of, in addition to indebtedness other than Rent and Additional Charges due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the Rent and Additional Charges for the period of such subletting (to the extent such period does not exceed the Term) exceed the amount to be paid as Rent and Additional Charges for the Premises for such period or (ii) at the option of the Landlord, rents received from such subletting shall be applied, first to payments of any costs of such subletting and of such alterations and repairs; second, to payment of Rent and Additional Charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment to Landlord within which to cure any default in the payment of Rent or Additional Charges. Tenant shall have a period of ten days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that with respect to any default other than the payment of Rent or Additional Charges that cannot reasonably be cured within ten days, the default shall not be deemed to be incurred if Tenant commences to cure within ten days from Landlord's notice and continues to prosecute diligently the curing thereof to completion within a reasonable time.

                       19.2.5 The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any Rent collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to Subsection 19.2.4.

        20. Insolvency of Bankruptcy. The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, reorganization, moratorium, or other debtor relief act or statute, whether now existing or hereafter amended or enacted, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five days after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, reorganization of other debtor relief proceedings.

        21. Landlord's Performance of Tenant's Obligations. If Tenant shall default in the performance of its obligations under this Lease, at any time thereafter and without notice, may remedy such default for Tenant's account and at Tenant's expense, without thereby waiving any other rights or remedies of Landlord with respect to such default. Upon demand therefore from Landlord, Tenant shall reimburse Landlord for the cost to Landlord of performing such obligations plus interest at the maximum rate allowed by law.
                                        9                      Initials CTC DRB

        22.  Indemnification.

                22.1 With the sole exception of damage resulting from the negligence or willful misconduct of the Landlord, its affiliates or agents, Tenant agrees to indemnify Landlord against and save Landlord harmless from any and all loss, cost, liability, damage, and expense including, without limitation, penalties, fines, and reasonable attorney's fees, incurred in connection with or arising from any cause whatsoever in, on, or about the Premises including, without limited the generality of the foregoing, (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, (ii) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming through or under Tenant, (iii) the condition of the Premises or any occurrence of happening on the Premises from any cause whatsoever, or (iv) any act, omission or negligence of Tenant or any person claiming through or under Tenant, or of the employees, suppliers, shippers, customers or invitees of Tenant or any such person, in, on, or about the Premises or Park, whether prior to, during, or after the expiration of the Term including, without limitation, any act, omission or negligence in the making or performing of any Alterations. Tenant further agrees to indemnify Landlord, Landlords' agent and the lessor or lessors under all ground or underlying leases against, and hold them harmless from any and all loss, cost, liability, damage and expense including, without limitation, reasonable attorneys fees, incurred in conjunction with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence.

                22.2 Landlord shall not be responsible for or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Premises or any part of the Park or for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes or for any damage to or loss of property within the Premises from any cause whatsoever, including theft.

                22.3 Except as a specifically provided to the contrary in this Lease, Tenant shall pay to Landlord within five days after delivery by Landlord to Tenant of bills or statement therefore; (i) sums equal to all expenditures made and monetary obligations by Landlord including, without limitation, expenditures made and obligations incurred for reasonable attorneys fees, in connection with the remedying by Landlord for Tenant's account pursuant to the provisions of Article 21, (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 22.1, (iii) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable attorneys fees, in collecting or attempting to college the Rent, any Additional Charges or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law and (iv) all other sums of money (other than Rent) accruing from Tenant to Landlord under the provisions of this Lease. Any sum of money (other than Rent) accruing from Tenant to Landlord pursuant to any provision of this Lease including, without limitation, he provisions of Exhibit "D" attached hereto, whether prior to or after the Commencement Date, may, at Landlord's option, be deemed Additional Charges. Tenant's obligations under this Section 22.3 shall survive the expiration or sooner termination of the Term.

        23. Insurance. Tenant shall procure, at its cost and expense, and keep in effect during the Term, comprehensive general liability insurance including contractual liability with a minimum limit of liability of $3,000,000 per occurrence of bodily injury and property damage combined. Such insurance shall name Landlord as an additional insured, shall specifically include the liability assumed hereunder by Tenant (provided that the amount of such insurance shall not be construed to limit the liability of Tenant hereunder), and shall provide that it is primary insurance and not excess over or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord, and shall provide that Landlord shall receive 30 days' written notice from the insurer prior to any cancellation or change of coverage. Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at least 30 days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance or to deliver such policies or certificates, Landlord may, at is option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges within five days after delivery to Tenant of bills therefore. Tenant's compliance with the provisions of this Article 23 shall in no way limit Tenant's liability under any of the provisions of Article 22.

        24. Access to Premises. Landlord reserves and shall at all times have the right to enter the Premises at all reasonable times to (i) inspect same,
(ii) supply any service to be provided by Landlord to Tenant hereunder, (iii) show the Premises to prospective purchasers, mortgagees or tenants, (iv) post notices of non-responsibility and to alter, improve or repair the Premises and any portion of the Park, without abatement of Rent or Additional Charges, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that the entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages, for any injury or inconvenience or to interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all doors in, upon, and about the Premises excluding files, vaults and sales or special security areas (designated in advance), and Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portions thereof obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

         25. Notices. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given in writing, sent by registered or certified mail, or delivered personally (i) to Tenant (ii) at Tenant's address set forth in the Basic Lease Information, if sent prior to Tenant's taking possession of the Premises, or (iii) at the Park if sent subsequent to Tenant's taking possession of the Premises or (iv) at Landlord's option, at any place where Tenant or any agent or employee of Tenant may be found if sent subsequent to Tenant's vacating, deserting, abandoning, or surrendering the Premises or to Landlord at Landlord's address set forth in the Basic Lease Information, or to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the other in accordance with the provisions of this
Article 25. Any such bill, statement, notice, demand, request, or other communication shall be deemed to have been rendered or given two days after the date when it shall have been mailed as provided in this Article 25 if sent by registered or certified mail, or upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor notice of any default by Landlord under the terms of the Lease in writing sent by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to it.
                                        10                     Initials CTC DRB

        26.  No Waiver by Landlord.

                26.1 No failure by Landlord to insist upon the strict performance of any obligation of Tenant under this Lease or to exercise any right, power, or remedy consequent upon a breach thereof, no acceptance of full or partial Rent or Additional Charges during the continuance of any such breach, and no acceptance of the keys to or possession of the Premises prior to the termination of the Term by any employee of Landlord shall constitute a waiver of any such breach or of such term, covenant, or condition or operate as a surrender of this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the aggregate of all Rent and Additional Charges then accruing or becoming due unless Landlord elects otherwise; and no endorsement or statement on any check, no letter accompanying any check or other payment of Rent or Additional Charges in any such lesser amount, and no acceptance of any such check or then such payment by Landlord shall constitute an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or Additional Charges or to pursue any other legal remedy.

                26.2 Neither this Lease nor any term or provision hereof may be changed, waived, discharged, or terminated orally, and no breach thereof shall be waived, altered, or modified except by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, and condition of this Lease shall continue in full force and effect with respect to any other existing or subsequent breach thereof.

        27. Tenant's Certificates. Tenant, at any time and from time to time upon not less than ten days' prior written notice from Landlord, will execute, acknowledge, and deliver to Landlord and, at Landlord's request, to any prospective purchaser, ground, or underlying lessor or mortgagee of any part of the Park, a certificate of Tenant stating: (i) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises and specifying the reasons therefore), (ii) the Commencement and Expiration Dates of this Lease, (iii) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that same is in full force and effect as modified and stating the modifications), (iv) whether or not there are then existing any defenses against the enforcement of any of the obligations of Tenant under this Lease (and, if so, specifying same), (v) whether or not there are then existing any defaults by Landlord in the performance of its obligations under this Lease (and, if so, specifying same),
(vi) the dates, if any, to which the Rent and Additional Charges and other charges under this Lease have been paid and (vii) any other information that may reasonably be required by any of such persons. It is intended that any such certificate of Tenant delivered pursuant to this Article 27 may be relied upon by Landlord and any prospective purchaser, ground or underlying lessor or mortgagee of any part of the Park.

         28. Tax on Tenant's Personal Property. At least ten days prior to delinquency, Tenant shall pay all taxes levied or assessed upon Tenant's equipment, furniture, fixtures, and other personal property located in or about the Premises. If the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon Tenant's equipment, furniture, fixtures, or other personal property, Tenant shall pay to Landlord, upon written demand, the taxes so levied against Landlord or the proportion thereof resulting from said increase in assessment. The portion of real estate taxes payable by Tenant pursuant to this Article 28 and by other tenants of the Park pursuant to similar provisions in their leases shall be excluded from Taxes for purposes of computing the Additional Charges to be paid pursuant to Article 4.

        29. Security Deposit. By execution of this Lease, Landlord acknowledges receipt of Tenant's Security Deposit for the faithful performance of all terms, covenants and conditions of this Lease. The sum of the security deposit is specified in the Basic Lease Information. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease upon the occurrence of any of the events of default described in Article 19, apply the Security Deposit to remedy any failure by Tenant to repair or maintain the Premises or to perform any other terms, covenants, or conditions contained herein. If Tenant has kept and performed all terms, covenants, and conditions of this lease during the Term, Landlord will, within 30 days following the termination hereof, return said sum to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the Term. Should Landlord use any portion of the Security Deposit to cure any default by Tenant hereunder, Tenant shall forthwith replenish the Security Deposit to the original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. Upon the occurrence of any of the event of default described in Article 19, the security deposit shall become due and payable to Landlord to the extent required to compensate Landlord for damages incurred, or to reimburse Landlord as provided herein, in connection with any such event or default.

        30. Authority. If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease and that each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

        31. Broker. Landlord and Tenant represent and warrant to each other that they have not dealt with any broker or finder in connection with this Lease or the Premises other than the broker specified in the Basic Lease Information and that the other party shall not be required to pay any commission whatsoever with regard to this Lease resulting from the actions of the party making such representation, except for the commission owing to the broker specified in the Basic Lease Information, which shall be paid by Landlord. Landlord and Tenant shall indemnify and defend the other party against and hold the other party harmless from any and all losses, costs, damages, liabilities, and expenses including, without limitation, reasonable attorneys fees, resulting from a breach by the indemnifying party of the foregoing representation.

        32.  Miscellaneous.

                32.1 The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words used in the neuter gender include the masculine and feminine. If there is more than one Tenant, the obligations under this Lease imposed on Tenant shall be joint and several. The captions preceding the articles of this Lease have been inserted solely as a matter of convenience, and such captions in no way define or limit the scope or intent of any provision of this Lease.

                32.2 The terms, covenants, and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assignees; provided, however, upon the sale, assignment or transfer by Landlord as named herein (or by any subsequent landlord) of its interest in the Building as owner or lessee, including any transfer by operation of law. Landlord (or subsequent landlord) shall be relieved of all subsequent obligations or liabilities under
                                        11                     Initials CTC DRB
this Lease, and all obligations subsequent to such sale, assignment, or transfer (but not any obligations or liabilities that have accrued prior to the date of such sale, assignment, or transfer) shall be binding upon the grantee, assignee, or other transferee of such interests, any such grantee, assignee or transferee, by accepting such interest, shall be deemed to have assumed such subsequent obligations and liabilities. A lease of the entire Building to a person other than for occupancy thereof shall be deemed a transfer within the meaning of this
Section 32.2.

                32.3 If any provision of this Lease or the application thereof to any person of circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the full extent permitted by law.

                32.4 This Lease shall be construed and enforced in accordance with the laws of the State of California.

                32.5 Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

                32.6 This instrument, including the exhibits hereto which are made a part of this Lease, contains the entire agreement between the parties, and all prior negotiations and agreements are merged herein. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Park or this Lease except as expressly set forth herein, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth herein.

                32.7 The review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected, or examined by Landlord under the terms of this Lease or the exhibits attached hereto, shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection, or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Park and under this Lease, and no third parties, including without limitation, Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors, or licensees of Tenant or any such person or entity, shall have any rights hereunder.

                32.8 Tenant shall not place any sign upon the Premises or the Park without Landlord's prior written consent. Under no circumstances shall Tenant place a sign on any roof of the Park.

                32.9 Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard services or other security measures for the benefit of the Premises or the Park. Tenant assumes all responsibility for the protection of Tenant, its employees, suppliers, shippers, customers, and invitees and the property of Tenant and of Tenant's employees, suppliers, shippers, customers and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at landlord's sole option, from providing security protection for the Park or any part thereof, in which event the cost thereof shall be included within the definition of Common Expenses, as set forth in Subsection 4.1.4.

                32.10 Landlord reserves the right, from time to time, to grant such assessments, rights, and dedications as Landlord deems necessary or desirable and to cause the recordation of parcel maps and restrictions as long as such easements, rights, dedications, maps, and restrictions do not unreasonably interfere with the use of the Premises by Tenant. At Landlord's request, Tenant shall join in the execution of any of the aforementioned documents.

                32.11 In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease, or in the event a dispute arises concerning the meaning or interpretation of any provision of this Lease, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys fees.

                32.12 Upon the expiration or sooner termination of the Term, Tenant will quietly and peacefully surrender to Landlord the Premises in the condition in which they are required to be kept as provided in Article 9. Ordinary wear and tear and the provisions of Article 16 excepted.

                32.13 Upon Tenant's paying the Rent and Additional Charges and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities lawfully claiming by or through Landlord; subject, however, to the provisions of this Lease and to any mortgages or ground or underlying leases referred to in Article 14.

                32.14 Any holding over after the expiration of the Term with the consent of Landlord shall be construed to be a tenancy from month-to-month at 200% of the Rent herein specified (prorated on a monthly basis), unless Landlord shall specify a different rent in its sole discretion, together with an amount estimated by Landlord for the monthly Additional Charges payable under this Lease, and shall otherwise be on the terms and conditions herein specified as far as applicable. Any holding over without Landlords' consent shall constitute a default by Tenant and shall entitle Landlord to reenter the Premises as provided in Article 19 hereof.
                                        12                     Initials CTC DRB

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.


         LANDLORD:                     MIC FOUR POINTS
                                       a California Partnership

                                       By /s/ Signature Illegible
                                         ------------------------------
                                        a
                                         ------------------------------

                                       By
                                         ------------------------------
                                         Its
                                            ---------------------------

         TENANT:                         SUTTER BIOMEDICAL INC.
                                       --------------------------------
                                        a
                                         ------------------------------

                                       By /s/ Signature Illegible
                                         ------------------------------
                                        Its  President
                                            ---------------------------

                                       By
                                         ------------------------------
                                         Its
                                            ---------------------------

                                        13                     Initials CTC DRB

                                   EXHIBIT "A"
                                   -----------



The land referred to is situated in the State of California, County of San Diego, and is described as follows:


         Lots 43 and 44 of the Hazard Commercial Park, City of San Diego, San Diego County, California, according to Map No. 8503, filed in the Office of the San Diego County Recorder on February 25, 1977.


Mailing addresses of the two buildings are 9425 Chesapeake Drive and 9475 Chesapeake Drive respectively. The rentable square footage of the buildings is a 21,404 and 21,452 square feet respectively.

                                        14                     Initials CTC DRB

                                   EXHIBIT "B"
                                   -----------



Floor Plans to be provided later.


                                        15                     Initials CTC DRB

                                   EXHIBIT "C"
                                   -----------

                                  RENTABLE AREA


The term "Rentable Area" as used in the Lease shall mean:

          (a) As to each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as "Single Tenant Floor"). Rentable Area shall be the entire area bounded by the inside surface of the four exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass), on such floor, including all areas used for elevator lobbies, corridors, special stairways, or elevators, restrooms, portions of the Building or vertical permission that are included for the special use of Tenant but excluding the area contained within the exterior walls of the Building, or vertical penetrations that are included for the special use of Tenant but excluding the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

          (b) As to each floor of the Building on which space is or will be leased to more than one tenant (hereinafter referred to as "Multi-Tenant Floor), Rentable Area attributable to each such lease shall be the total of (i) the entire area included within the Premises covered by such lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass) of the Building bounding such Premises, the exterior of all walls separating such Premises from any public corridors or other public areas on such floor, and the center-line of all walls separating such Premises from other areas leased or to be leased to other tenants on such floor, and (ii) a prorate portion of the area covered by the elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms, and telephone closets situated on such floors.

          (c) For purposes of establishing the initial Basic Rent and Tenant's Share (of Taxes and Common Expenses) as shown in Items 11 and 12 of the Basic Lease Information, Rental Area of the Premises is deemed to be as set forth in the Basic Lease Information, and Rentable Area of the Project is deemed to be 166,595 square feet.

          Prior to the Commencement Date and annually at January 1, Landlord's architect shall determine and certify in writing to Tenant and Landlord the actual Rentable area of the Premises, the Building, and the Project, respectively. Any percentage adjustment resulting from additions of new tenants, additional construction within the complex shall be applied retroactively to the effectivity of such change. At not time shall the percentage exceed the 55% specified in this lease. Such determinations and certifications shall be conclusive, and thereupon Tenant's Share (of Taxes and Common Expenses) and Basic Rent shall be adjusted accordingly.
                                        16                     Initials CTC DRB

                                   EXHIBIT "D"
                                   -----------

                     (Initial Improvements of the Premises)



                                        17                     Initials CTC DRB

                                   EXHIBIT "E"
                                   -----------

                           FOUR POINTS INDUSTRIAL PARK

                              Rules and Regulations
                              ---------------------

          1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halls shall be obstructed or encumbered by Tenant or used for any purpose other than Ingress and egress to and from the Premises or the Building and if the Premises is situated on the ground floor of the Building, Tenant shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of the Premises clean and free from rubbish.

          2. No awning or other projection shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. No curtains, blinds, shades, drapes or screens shall be attached to or hung in, or used in connection with any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, drapes, screens and other fixtures must be of a quality, type, design, color, material and general appearance approved by Landlord, and shall be attached in the manner approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of the Premises must be fluorescent, of a quality, type, design, bulb color, size and general appearance approved by Landlord.

          3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Premises or of the Building, without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted, or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a quality, quantity, type, design, color, size, style, composition, material, location and general appearance acceptable to Landlord.

          4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills, or in the public portions of the Building.

          5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in public portions thereof without the prior written consent of Landlord.

          6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors, or licensees shall have caused the same.

          7. Tenant shall not make, paint, drill into or in any way deface any part of the Premises or the Building. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

          8. No animal or bird or any kind shall be brought into or kept in or about demised premises of the Building.

          9. Prior to leaving the Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights.

          10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

          11. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical, or substance.

          12. No additional locks, bolts, or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

        13. All removals, or the carrying in or out of any sales, or heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time, Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two inch thick plank strips to distribute the weight. The move of sales or heavy equipment of any kind must be made upon previous notice at the Superintendent of the Building and in a manner and at times proscribed by him, and the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves th right to inspect all sales, to be brought into the Building and to exclude from the Building all sales which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

        14. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office that is not generally consistent with the character and nature of all other tenancies in the Building, or is (a) for an employment agency, a public stenographer or typist, a labor union office, a physician's or dentist's office, a dance or music studio, a school, a beauty salon or barber shop, the business of photographic or multilith or multigraph reproductions or offset printing (not precluding using any part of the Premises for photographic, multilith or multigraph reproductions solely in connection with Tenant's own business and/or activities), a restaurant or bar, an establishment for the sale of confectionery or soda or beverages or sandwiches or ice cream or baked goods, an establishment for the preparation or dispensing or consumption of food or beverages (of any kind) in any manner whatsoever, or as a news or cigar stand, or as a radio or television or recording studio, theatre or exhibition hall, for manufacturing, for the storage of merchandise or for the sale of merchandise, goods, or property of any kind at auction, or for lodging, sleeping or for any immoral purpose, or for any business which would tend to generate a large amount of foot traffic in or about the Building or the land upon which it was located, or any of the areas used in the operation of the Building, including but not limited to any use (i) for a banking, trust company, depository, guarantee, or safe deposit business, (ii) as a savings bank, or as a savings and loan association, or as a loan company, (iii) for the sale of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (iv) as a stock broker's dealer's office or for the underwriting of securities, or (v) a government office or foreign embassy or consulate, or (vi) a tourist or travel bureau, or (b) use which conflicts with any so-called
                                        18                     Initials CTC DRB

"exclusive" then in favor of, or is for any use the same as that stated in any percentage lease to, another tenant of the Building or the Park, or (c) a use which would be prohibited by any other portion of this Lease (including but not limited to any Rules or Regulations than in effect) or in violation of law. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant on the Premises nor shall Tenant advertise for laborers giving an address at the Premises.

        15. Tenant shall not purchase spring water, towels, janitorial or maintenance or other like service from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with security and proper operation of the Building.

        16. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building or the Park which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as a first class building for offices, or the Park, and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

        17. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. on all days, and at all hours on Saturdays, Sundays and legal holidays, all persons who do not present a pass to the Building issued by Landlord. Landlord may furnish passes to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Building who possess a pass issued to Tenant.

        18. Tenant's contractors shall, while in the Building or elsewhere in the Park, be subject o and under the control and direction of the Superintendent of the Building (but not as agent or servant of said Superintendent or of Landlord).

        19. If the Premises is or becomes infested with vermin as a result of the use or misuse or neglect of Demised Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

        20. The requirements of Tenant will be attended to only upon application at the office of the Building. Building personnel shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

        21. Canvassing, soliciting and peddling in the Building or in the Park are prohibited and Tenant shall cooperate to prevent the same.

        22. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

        23. There shall not be used in any space, or in the public halls, plaza areas or lobbies of the Building, or elsewhere in the Park, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and side guards.

        24. Tenant, Tenant's agents, servants, employees, contractors, licensees or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking."

        25. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material, in the Premises.

        26. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of the Premises.

        27. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor shall Tenant use any picture of the Building in its advertising, stationary or any other manner without the prior written permission of the Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefore.
                                        19                     Initials CTC DRB